Zazove Convertible Securities Fund, Inc.

Semi Annual Report
June 30, 2001
Unaudited


TABLE OF CONTENTS

Year to Date Performance Summary                                 1

Schedule of Investments                                          2

Balance Sheet                                                    5

Statement of Operations                                          6

Statement of Changes in Shareholders' Capital                    7

Statement of Cash Flows                                          8

Notes to Financial Statements                                    9


This report has been prepared for the general information of shareholders in the Zazove Convertible Securities Fund, Inc.





Year to Date Performance Summary
As of June 30, 2001

FUND PERFORMANCE

                     Monthly       Quarterly     Year-to-date
                     Performance   Performance   Performance
January, 2001          +8.74%                      +8.74%
February, 2001         -1.77%                      +6.81%
March, 2001            -1.80%         +4.89%       +4.89%
April, 2001            +6.36%                      +11.56%
May, 2001              +0.25%                      +11.84%
June, 2001             -0.98%         +5.58%       +10.74%

RELATIVE PERFORMANCE
12/31/2000 - 6/30/2001

[A graph illustrates the relative performance of the Fund verse the S&P 500 and Russell 2000 stock indices for the six months ended June 30, 2001. As illustrated in the graph, during this period the Fund's return was +10.74% while the returns of the S&P 500 and Russell 2000 were -6.70% and +6.97%, respectively.]

Fund returns are after all fees and expenses including management fees. Returns of the S&P 500 and Russell 2000 are after the reinvestment of dividends. Past results are not a guarantee of future performance.


Schedule of Investments
As of June 30, 2001 (Unaudited)


                                       Principal      Market Value
CONVERTIBLE BONDS    77.68%

AMF Bowling +                          9,250,000             8,672
  0.000% Due 05-12-18
APP Finance VII Mauritius +^           5,630,000            98,525
  0.000% Due 11-18-12
APP Finance VII Mauritius *^           1,245,000            71,588
  3.500 % Due 04-30-03
Aames Financial Corp.                     50,000            11,500
  5.500% Due 03-15-06
Action Performance Companies, Inc.        50,000            44,250
  4.750% Due 04-01-05
Alterra Healthcare Corp. ^                40,000             1,200
  6.750% Due 06-30-06
Altos Hornos De Mexico ^                 500,000           150,000
  5.500 % Due 12-15-01
American Greetings Corp. *             1,000,000           993,130
  7.000% Due 07-15-06
Clear Channel Communications, Inc. +   2,030,000         1,088,588
  0.000% Due 02-09-18
Corning Inc.                           1,000,000         1,173,750
  4.875% Due 03-01-08
First American Corporation *           1,000,000           995,000
  4.500% Due 04-15-08
Four Seasons +                         4,000,000         1,360,000
  0.000% Due 09-23-29
Gener S.A.                             1,200,000         1,200,000
  6.000 % Due 03-01-05
Gujarat Ambuja Cements Ltd. *            700,000           728,000
  1.000% Due 01-30-06
Gujarat Ambuja Cements Ltd.              300,000           312,000
  1.000% Due 01-30-06
Hyundai Motor Corp. *                  1,500,000         1,543,125
  3.000% Due 08-17-03
Ibasis Inc.                               15,000             6,000
  5.750% Due 03-15-05
Jardine Matheson/JP Morgan *           1,300,000         1,361,750
  4.750% Due 09-06-07
Kellstrom Industries                      55,000            16,500
  5.750% Due 10-15-02
Lamar Advertising                         10,000            11,350
  5.250% Due 09-15-06
Level Three Communications             1,500,000           397,500
  6.000% Due 09-15-09
Liberty Media (MOT) *                  1,200,000           947,250
  3.500% Due 01-15-31
Liberty Media (PCS)                    1,900,000         1,421,438
  4.000% Due 11-15-29
Markel Inc.                            4,800,000         1,365,000
  0.000% Due 06-05-31
NCS Healthcare Inc. ^                    750,000            86,250
  5.750% Due 08-15-04
Neuberger Berman Inc. +*                 200,000           170,750
  0.000% Due 05-04-21
News Corp. +*                          1,000,000           493,750
  0.000% Due 02-27-21
Personnel Group                        3,040,000         1,094,400
  5.750% Due 07-01-04
Quadramed Corporation                  1,035,000           672,750
  5.250% Due 05-01-05
Reptron Electronics Inc.                  20,000            11,700
  6.750% Due 08-01-04
Royal Caribbean Cruises Ltd. +         3,000,000         1,230,000
  0.000% Due 05-18-21
Service Corp. International              800,000           878,000
  6.750% Due 06-22-08
Solectron Corp. +                        600,000           299,250
  0.000% Due 05-08-20
Solectron Corp. +                      2,035,000           843,253
  0.000% Due 11-20-20
SpaceHab Inc.                            250,000           150,000
  8.000% Due 10-15-07
Spherion Corporation                     580,000           462,550
  4.500% Due 06-01-05
Standard Motor Products                   25,000            17,922
  6.750% Due 07-15-09
Tribune Co. +                          2,000,000         1,242,500
  0.000% Due 04-15-17
U.S. Diagnostic Labs *^                  630,000           472,500
  6.500% Due 06-30-01
U.S. Diagnostic Labs Inc. ^            1,569,000           784,500
  9.000% Due 03-31-03
United Parcel Service, Inc.              750,000           758,438
  1.750% Due 09-27-07
Wellpoint Health Network +             2,265,000         1,768,116
  0.000% Due 07-02-19

    Total convertible bonds (cost--$30,042,366)         26,742,743

                                          Shares      Market Value
CONVERTIBLE PREFERREDS    30.41%

AES Trust VII $3.00                       18,000         1,019,250
Budget Group Capital TR $3.125            63,200           663,600
Calpine Capital Trust III $2.50           19,000         1,060,438
Carriage Services Cap Trust $3.50         27,000           749,250
Frontier Insurance $3.125                 85,800            64,350
General Datacomm Industries $2.25         50,000           187,500
Hercules Inc. $65.00                       1,020           427,125
Hybridon Inc. $6.50 (PIK)                  6,074           177,579
McLeodUSA Inc. $16.875                     7,500         1,054,688
Metromedia Int'l Group, Inc.$3.625        86,000         1,333,000
Newell Financial Trust 1 $2.625            3,500           130,813
Owens Corning Capital LLC $3.250          60,500           140,965
Simon Property Group Inc. $6.50           21,000         1,690,500
Titanium Metal Inc. $3.3125               16,200           405,000
Village Roadshow $3.25                     1,500            43,500
Village Roadshow $3.25 *                  45,500         1,319,500

    Total preferred stocks (cost--$13,923,426.80)       10,467,057

OTHER SECURITIES    1.89%                 Amount      Market Value

Ascent Assurance, Inc.                    12,359            18,538
Ceyoniq AG                               114,253           628,392
Hybridon Class A Wts '03                  29,671             3,709

    Total other securities (cost--$2,146,862)              650,638

SHORT STOCK    -0.02%                     Shares      Market Value

NCS Healthcare, Inc.                     (42,300)           (8,460)

    Total short stock (cost--($12,232))                     (8,460)

Other assets less liabilities    -9.95%                 (3,426,972)

SHAREHOLDERS' CAPITAL    100%                               34,425,006

+  Non-income producing.
* These securities are subject to contractual or legal restrictions on their resale. As of June 30, 2001 the value of these securities as a percentage of investment assets was 26.42%.
^ Bond is currently in default on its previous coupon interest payment.

Percentages are taken as a percent of Shareholders' Capital as of June 30, 2001.




Balance Sheet
As of June 30, 2001 (Unaudited)


ASSETS:

Investments, at market value - cost $46,112,656         $37,860,438
Receivables -
  Securities sold, not settled                            2,055,750
  Dividends                                                  50,851
  Interest                                                  329,916
Total Receivables                                         2,436,517
Total Assets                                             40,298,899


LIABILITIES & SHAREHOLDERS' CAPITAL:

Liabilities -
  Due to Shareholders                                      $662,127
  Securities sold short - cost ($12,232)                      8,460
  Margin account due to brokers                           5,177,765
  Accounting Payable                                         14,100
  Other payables                                             11,441
Total liabilities                                         5,873,893

Shareholders' Capital                                    34,425,006
Total Liabilities and Shareholders' Capital              40,298,899




Statement of Operations
For the six months ended June 30, 2001
(Unaudited)


INVESTMENT INCOME
  Dividends                                                $487,293
  Interest                                                  451,839
  Other                                                           0
     TOTAL INVESTMENT INCOME                                939,132


EXPENSES:
  Management fee                                            304,255
  Margin interest                                            85,969
  Custodian fees                                              3,912
  Director fees                                               3,000
  Other fees                                                  1,857
  Accounting and legal expense                               11,500
  Transfer agency fee                                        28,379
     TOTAL EXPENSE                                          438,873
     NET INVESTMENT INCOME                                  500,259


NET REALIZED AND UNREALIZED
 GAINS ON INVESTMENTS:

  Net realized gain on investments                        3,859,289
  Net change in unrealized appreciation or
   depreciation of investments                           (1,002,877)
     NET GAIN ON INVESTMENTS                              2,856,412

NET INCREASE IN SHAREHOLDERS' CAPITAL
 RESULTING FROM OPERATIONS                               $3,356,671




Statement of Changes in Shareholders' Capital
For the six months ended June 30, 2001
(Unaudited)

OPERATIONS:

Net investment income                                      $500,259
Net realized gain on investments                          3,859,289
Net change in unrealized appreciation/
 depreciation of investments                             (1,002,877)

Net increase in shareholders' capital
 resulting from operations                                3,356,671


SHAREHOLDERS' CAPITAL TRANSACTIONS:

Contributions                                             1,159,074
Withdrawals                                              (1,322,117)
Dividend Distribution                                    (2,012,379)
Dividend Reinvestment                                     1,980,616
Net Contributions                                          (194,805)

Net increase in shareholders' capital                     3,161,866


SHAREHOLDERS' CAPITAL

Beginning of period                                      31,263,140
End of period                                           $34,425,006




Statement of Cash Flows
For the six months ended June 30, 2001
(Unaudited)


Cash Flows from Operating Activities:

 Net increase in shareholders' capital from operations   $3,356,671
 Adjustments to reconcile net decrease in shareholders'
 Capital from operations to cash used in operations -
   Net change in unrealized gains/losses on investments   1,002,877
   Net realized gain on investment                       (3,859,289)
   Decrease in dividends receivable                          18,316
   Increase in interest receivable                          (17,272)
   Increase in prepaid insurance                             (1,944)
   Decrease in accounting payable                            (8,900)
   Increase in margin interest payable                          382
   Decrease in payable to transfer agent                        (42)
   Decrease in due to shareholders                          126,746

   Cash received from -
     Sale of securities                                  34,524,499
     Securities sold short                                        0
     Securities sold in prior period,
      settled this period                                         0

   Cash paid to-
     Purchase securities                                (36,733,933)
     Cover short sales                                           (0)
     Securities bought in prior period,
      settled this period                                  (608,756)
 Net cash used in operations                             (2,200,646)

Cash Flows from Financing Activities:

  Shareholders' contributions (cash only)                   755,053
  Shareholders' withdrawals                              (1,322,117)
  Dividend Distribution                                  (2,012,379)
  Dividend Reinvestment                                   1,980,616
  Decrease in margin account due to brokers               2,779,473
  Net cash provided by financing                          2,220,646


  Net increase in cash and cash equivalents                       0


Cash and Cash Equivalents, beginning of period                    0
Cash and Cash Equivalents, end of period                         $0




Notes to Financial Statements
For the six months ended June 30, 2001
(Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES:

Zazove Convertible Securities Fund, Inc., a Maryland corporation
(the "Fund") is registered under the Investment Company Act of l940 as a non-diversified management investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund will pursue this objective primarily through investing in a portfolio of convertible securities. The convertible strategy will focus primarily on opportunities in the United States, although the Fund may invest abroad. Zazove Associates, LLC, is the Fund's Investment Advisor.

The following is a summary of significant accounting policies:

	Security Valuations

Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer by at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of Investment Advisor represents the fair value of the security. Securities for which market quotations are not available are valued at fair value as determined in good faith by the Investment
Advisor with oversight of the Board of Directors.

	Cash and Cash Equivalents

Cash and cash equivalents include cash and money market investments.

	Other Policies

The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are generally determined on the first-in, first-out ("FIFO") cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.



Notes to Financial Statements
For the six months ended June 30, 2001
(Unaudited)


2. GOVERNING:

The overall responsibility for the management and operation of the Fund is vested in the Directors. The Bylaws authorize the Board to be comprised of not less than five (5) or more than seven (7) directors. The Board consists of five directors: Gene T. Pretti, Steven M. Kleiman, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three Directors who are not affiliated with the Investment Advisor receive $2,000 annually for their service to the Fund.

Gene T. Pretti, President and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day to day supervision of the business and affairs of the Fund. Except for certain actions requiring the approval of the Shareholders or the Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively in the Directors. There will not be any Shareholder vote unless required by the Investment Company Act.

3. SHARES:

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per Share on all corporate issues put to vote of the Shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month Upon approval of the Directors at the then net asset value per Share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding Shares at the then net asset value per Share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the Shareholders in advance of the offer.

The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.

In the case of the termination of the Fund, distributions to the Shareholders will be made in proportion to their respective Share ownership after the payment of all Fund creditors.

4. MANAGEMENT ARRANGEMENTS:

Zazove Associates, LLC has been engaged as the Fund's Investment
Adviser pursuant to the terms of an Investment Advisory Agreement.
As Investment Advisor to the Fund, Zazove Associates, LLC will receive management fees per the following management fee schedule.
Management fees are computed and paid on a monthly basis.

Annual Management
Fee Rate               2.00%             1.50%              1.00%

Fund Capital   First $20,000,000   Capital in excess   Capital in excess
               in capital          of $20,000,000 up   of $70,000,000
                                   to $70,000,000

5. EXPENSES:

The Fund bears all normal costs and expenses of its operations including: management fees, brokerage commissions; custody fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with offering Shares in the Fund. No portion of the Investment Advisors or its affiliate's general overhead costs will be allocated to the Fund.

6. INCOME TAXES:

The Fund intends to elect to be treated and to qualify each year as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will not generally be liable for Federal income taxes to the extent earnings are distributed on a timely basis.

7.   INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2001, purchases of investment securities (excluding short-term securities) were $36,733,933, and proceeds from sales of investment securities were $34,524,499. For federal income tax purposes, at June 30, 2001, the gross unrealized appreciation on investments was approximately $2,443,545 and the gross unrealized depreciation was approximately ($10,691,991). The cost at June 30, 2001 of investments for federal income tax purposes was approximately $46,112,656.

8. OFF BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK:

The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are hedged positions and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long convertible position.

At June 30, 2001, the three largest industry concentrations were as follows (as a percentage of investment securities at market value):

Commercial and Consumer Services   10.2%
Electric Utility                    8.7%
Telecommunication Services          7.4%

Since the Fund does not clear its own investment transactions, it has established an account with a third party custodian
(UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At June 30, 2001, the Fund owed the brokerage firm $5,177,765 for securities purchased on margin. The Fund pays interest on any margin balance which is calculated as the daily margin account balance times the broker's margin interest rate.

9. ORGANIZATION:

The Fund initially acquired its portfolio pursuant to a merger whereby the Zazove Convertible Fund, L.P., a Delaware limited partnership was merged into the Fund on January 1, 1999.



DIRECTORS                          Andrew  J. Goodwin, III
                                   Jack L. Hansen
                                   Steven M. Kleiman
                                   Peter A. Lechman
                                   Gene T. Pretti

OFFICERS                           Gene T. Pretti
                                   Steven M. Kleiman

INVESTMENT ADVISOR                 Zazove Associates, LLC
                                   940 Southwood Blvd., Suite 200
                                   Incline Village, NV  89451

CUSTODIAN                          UMB Bank N.A.
                                   928 Grand Avenue
                                   Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS            Arthur Andersen, LLP
                                   33 W. Monroe Street
                                   Chicago, IL  60603

DIVIDEND-DISBURSING
AND TRANSFER AGENT                 Sunstone Financial Group, Inc.
                                   803 W. Michigan Street, Suite A
                                   Milwaukee, WI  53233-2301